                              AMENDMENT NO. 4 TO                   EXHIBIT 10.10
                        RECEIVABLES PURCHASE AGREEMENT


          THIS AMENDMENT NO. 4 (this "Amendment"), is entered into as of September 16, 1996, by and among KOHL'S DEPARTMENT STORES, INC., a Delaware corporation (the "Seller"), the INVESTORS, PREFERRED RECEIVABLES FUNDING CORPORATION ("PREFCO"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (in such capacity, the "Agent"), with respect to the RECEIVABLES PURCHASE AGREEMENT, dated as of September 1, 1995, by and among the Seller, the Investors, PREFCO and the Agent (the "Receivables Purchase Agreement"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meaning assigned to such terms in the Receivables Purchase Agreement.


                             PRELIMINARY STATEMENT

               The parties desire to amend the Receivables Purchase Agreement to increase the Purchase Limit thereunder to $200,000,000.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to as follows:


SECTION 1.  AMENDMENTS.  Subject to the terms and conditions hereinafter set
            ----------
forth, and in reliance on the representations and warranties set forth in
Section 2 hereof, each of the parties hereby agrees to amend the Receivables Purchase Agreement as follows:

          1.1. The cover page of the Receivables Purchase Agreement is hereby amended by deleting "$175,000,000" where it appears therein and by inserting "$200,000,000" in lieu thereof.

          1.2. Each of (a) the Commitment of First Chicago and (b) the Purchase Limit is hereby increased to $200,000,000.


SECTION 2.  REPRESENTATION AND WARRANTIES.
            -----------------------------

          2.1. Seller Representations.  As of the date hereof, the Seller
               ----------------------
represents and warrants to the Agent and the Investors that:

          (a)  Corporate Existence and Power.  The Seller is a corporation duly
               -----------------------------
     organized, validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except for such failures which will not, individually or in the aggregate, have a Material Adverse Effect.

          (b)  No Conflict.  The execution, delivery and performance by the
               -----------
     Seller of this Amendment, and the Seller's use of the proceeds of purchases made under the Receivables Purchase Agreement, as amended hereby, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Seller (except created under the Receivables Purchase Agreement); and no transaction contemplated by the Receivables Purchase Agreement, as amended hereby, requires compliance with any bulk sales act or similar law. This Amendment, and each of the Transaction Documents to which the Seller is a party, have been duly executed and delivered by the Seller.

          (c)  Governmental Authorization.  Other than the filing of the
               --------------------------
     financing statements required under the Receivables Purchase Agreement, all of which filings have previously been made, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of the Receivables Purchase Agreement, as amended hereby.

          (d)  Binding Effect.  The Receivables Purchase Agreement, as amended
               --------------
     hereby, constitute the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors; rights generally or general equitable principles.

          (e)  Absence of Certain Events.  No Servicer Default, Potential
               -------------------------
     Servicer Default, Termination Event or Potential Termination Event exists and is continuing as of the date hereof.

          2.2. Investors Representation.  As of the date hereof, each of the
               ------------------------
Investors represents and warrants to the other parties hereto that:

          (a)  Due Execution.  This Amendment has been duly executed and
               -------------
     delivered by such Investor.

          (b)  Binding Effect.  The Receivables Purchase Agreement, as amended
               --------------
     hereby, constitutes the legal, valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or general equitable principles.


SECTION 3.  CONDITIONS PRECEDENT.  This Amendment shall become effective as of
            --------------------
the date first above written when the Agent receives counterparts of this Amendment duly executed by each of the parties hereto.


SECTION 4.  MISCELLANEOUS.
            -------------

          4.1. Choice of Law.  This Amendment shall be construed in accordance
               -------------
with the internal laws (and not the law of conflicts) of the State of Illinois.

          4.2. Counterparts; Severability.  This Amendment may be executed in
               --------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

          4.3. Ratification.  Except as expressly amended hereby, each of the
               ------------
Transaction Documents shall remain unaltered and in full force and effect and is hereby ratified and confirmed.

                          [signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.


                                  KOHL'S DEPARTMENT STORES, INC.

                                  By:   /s/ Arlene Meier
                                     -------------------------------------------

                                  Name:  Arlene Meier
                                       -----------------------------------------

                                  Title: Vice President/Chief Financial Officer
                                         ---------------------------------------


                                  PREFERRED RECEIVABLES FUNDING
                                   CORPORATION


                                  By:  /s/ Mark R. Matthews
                                     -------------------------------------------
                                                Authorized Signatory


INVESTORS:

     Commitment
     ----------

     $200,000,000                 THE FIRST NATIONAL BANK OF CHICAGO
                                   as an Investor and as Agent


                                  By:  /s/ Mark R. Matthews
                                     -------------------------------------------
                                    Title:  Authorized Signatory
                                          --------------------------------------

                         WAIVER AND AMENDMENT NO. 5 TO            EXHIBIT 10.10
                         RECEIVABLES PURCHASE AGREEMENT

          THIS WAIVER AND AMENDMENT NO. 5 (this "Amendment"), is entered into as of November 3, 1996, by and among KOHL'S DEPARTMENT STORES, INC., a Delaware corporation (the "Seller"), the INVESTORS, PREFERRED RECEIVABLES FUNDING CORPORATION ("PREFCO"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (in such capacity, the "Agent"), with respect to the RECEIVABLES PURCHASE AGREEMENT, dated as of September 1, 1995, by and among the Seller, the Investors, PREFCO and the Agent (as heretofore amended from time to time, the "Receivables Purchase Agreement"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Receivables Purchase Agreement.


                             PRELIMINARY STATEMENT

          The parties desire to amend the Receivables Purchase Agreement to reflect the formation by the Seller of one or more wholly-owned subsidiaries for whose customers the Seller will provide credit card services, and to permit the sale of Receivable Interests in the receivables arising thereunder.

          In addition, the Seller has requested that the Agent and the Purchasers waive a breach of Section 1.10 of the Receivables Purchase Agreement for the periods ended July 6, 1996 and October 5, 1996.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to as follows:

     SECTION 1.  AMENDMENTS.  Subject to the terms and conditions hereinafter
                 ----------
set forth, and in reliance on the representations and warranties set forth in
Section 3 hereof, each of the parties hereby agrees to amend the Receivables Purchase Agreement as follows:

          1.1. Exhibit I to the Agreement is hereby amended to add the following new definition in its appropriate alphabetical order:

          "Wholly-Owned Subsidiary" means each existing and future Subsidiary of the Seller in which the Seller owns, directly or indirectly, 100% of the outstanding capital stock.

          1.2. Clause (g) of the definition of "Eligible Receivable" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

                (g) which was generated in the ordinary course of the Seller's business and relates to the retail sale of goods or services by one of the Seller's or a Wholly-Owned Subsidiary's stores,

          1.3. The definition of "Receivable" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

          "Receivable" means the indebtedness and other obligations owed to the Seller (without giving effect to any transfer or conveyance hereunder) whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by the Seller or by a Wholly-Owned Subsidiary, and includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction.

          1.4. Clauses (a) and (i) of Article III of the Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

          (a)  Corporate Existence and Power.  Each of the Seller and its
               ------------------------------
     Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except for such failures which will not, individually or in the aggregate, have a Material Adverse Effect.

          (i)  Collection Banks; etc.  Except as otherwise notified to the
               ----------------------
     Agent in accordance with Section 5.2(b), (i) the Seller has instructed all
                              --------------
     Obligors to pay all Collections directly to a lock-box listed on Exhibit III or at one of the Seller's or a Wholly-Owned Subsidiary's stores, (ii) all proceeds from such lock-boxes are deposited directly by a Collection Bank into one of the depository accounts listed on Exhibit III, (iii) the names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of the Seller at each Collection Bank, are listed on Exhibit III. The Seller has not granted any Person, other than the Agent as contemplated by this Agreement, dominion and control of any Collection Account, or the right to take dominion and control of any Collection Account at a future time or upon the occurrence of a future event.


     SECTION 2.  WAIVER.  Subject to the terms and conditions hereinafter set
                 ------
forth, and in reliance on the representations and warranties set forth in
Section 3 hereof, each of the parties hereby agrees that any Servicer Default or Termination Event that may have arisen under the Receivables Purchase Agreement by virtue of the aggregate Receivable Interests of the Purchasers exceeding 100% for the periods ended July 6, 1996 and October 5, 1996, is hereby waived.


     SECTION 3.    REPRESENTATIONS AND WARRANTIES.
                   ------------------------------

          3.1.  Seller Representations.  As of the date hereof, the Seller
                -----------------------
represents and warrants to the Agent and the Purchasers that:

          (a)  Corporate Existence and Power.   Each of the Seller and its
               -----------------------------
     Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except for such failures which will not, individually or in the aggregate, have a Material Adverse Effect.

          (b)  No Conflict.   The execution, delivery and performance by the
               -----------
     Seller of this Amendment, and the Seller's use of the proceeds of purchases made under the Receivables Purchase Agreement, as amended hereby, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Seller (except created under the Receivables Purchase Agreement); and no transaction contemplated by the Receivables Purchase Agreement, as amended hereby, requires compliance with any bulk sales act or similar law. This Amendment, and each of the Transaction Documents to which the Seller is a party, have been duly executed and delivered by the Seller.

          (c)  Governmental Authorization.   Other than the filing of the
               --------------------------
     financing statements required under the Receivables Purchase

     Agreement and the financing statement amendments contemplated by Section 4 of this Amendment, all of which filings have previously been made, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of the Receivables Purchase Agreement, as amended hereby.

          (d)  Binding Effect.   The Receivables Purchase Agreement, as amended
               --------------
     hereby, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or general equitable principles.

          (e) Absence of Certain Events.  After giving effect to the waiver and
              -------------------------
     amendments contained herein, no Servicer Default, Potential Servicer Default, Termination Event or Potential Termination Event exists and is continuing as of the date hereof.

          3.2.  Investor Representations.  As of the date hereof, each of the
                -------------------------
Investors represents and warrants to the other parties hereto that:

          (a)  Due Execution.   This Amendment has been duly executed and
               ------------
     delivered by such Investor.

          (b)  Binding Effect.   The Receivables Purchase Agreement, as amended
                --------------
     hereby, constitutes the legal, valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or general equitable principles.

     SECTION 4.  CONDITIONS PRECEDENT.  This Amendment shall become effective as
                 --------------------
of the date first above written only when each of the following conditions precedent has been satisfied:

          (a) the Agent receives counterparts of this Amendment duly executed by each of the parties hereto; and

          (b) the Agent receives an amendment, duly executed by the Seller and in form suitable for filing, to Uniform Commercial Code financing statement no. 1531086 filed by the Agent against the Seller on August 30, 1995 with the Secretary of State of the State of Wisconsin, reflecting an amendment to the definition of "Receivables" set forth on Exhibit A thereto consistent with the amended to such defined term set forth in Section 1.3 above.

     SECTION 5.  MISCELLANEOUS.
                 -------------

          5.1.  Choice of Law.  This Amendment shall be construed in
                --------------
accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

          5.2.  Counterparts; Severability.  This Amendment may be executed in
                ---------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          5.3.  Ratification.  Except as expressly amended hereby, each of the
                ------------
Transaction Documents shall remain unaltered and in full force and effect and is hereby ratified and confirmed.



                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                                  KOHL'S DEPARTMENT STORES, INC.

                                  By: /s/ Arlene Meier
                                     ----------------------------------------

                                  Name:  Arlene Meier
                                       --------------------------------------

                                  Title:    Chief Financial Officer
                                        -------------------------------------


                                  PREFERRED RECEIVABLES FUNDING CORPORATION


                                  By:   /s/ Mark R. Matthews
                                     ----------------------------------------
                                         Authorized Signatory


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  as an Investor and as Agent


                                  By:  /s/ Mark R. Matthews
                                     ----------------------------------------
                                        Authorized Signatory